UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 3, 2005


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


   BRITISH VIRGIN ISLANDS               1-11226               98-0372112
   ----------------------               -------               ----------
        (State or other            (Commission File           (IRS Employer
        jurisdiction of                 Number)               Identification
        incorporation)                                          Number)

 9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(c)      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                  ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 30, 2005, the Board of Directors of Tommy Hilfiger Corporation (the "Company") appointed Quentin Walsh as its Senior Vice President - Corporate Controller and Principal Accounting Officer. Mr. Walsh joined the Company's U.S. subsidiary, Tommy Hilfiger U.S.A., Inc. ("THUSA"), in January 2005 as Senior Vice President - Corporate Controller of THUSA.

Under the terms of Mr. Walsh's letter agreement with THUSA, he will receive an annual base salary of $250,000, subject to annual review, and will be eligible to participate in THUSA's Incentive Compensation Plan beginning in fiscal year 2006, with incentive levels set at 49.5% of his base salary. Subject to satisfactory performance and continued employment through March 31, 2005, Mr. Walsh is also scheduled to receive a one-time payment of $50,000 payable after March 31, 2005, but not later than June 15, 2005. Mr. Walsh will participate in all benefit plans and programs THUSA provides to all employees in accordance with their terms and conditions as they may be modified by THUSA from time to time.

Mr. Walsh also received a signing bonus of $75,000 in connection with the execution of the letter agreement. In the event that Mr. Walsh resigns or his employment is terminated by THUSA for misconduct within the first year of his employment with THUSA, he is required to repay THUSA within 30 days of his resignation or termination a proportionate amount of such signing bonus.

On January 31, 2005, Mr. Walsh was granted 8,000 options to purchase shares of the Company's ordinary shares subject to the terms and conditions of the Company's 2003 Incentive Compensation Plan (the "2003 Plan"). Such options (i) have an exercise price of $9.88; (ii) have a 10 year term; and (iii) will vest 25%, 25% and 50%, respectively, on each of the first three anniversaries of the grant date.

Prior to joining the Company, from November 1997 until January 2005, Mr. Walsh was the Controller of COACH, Inc., an apparel and accessories company. Mr. Walsh is 51 years old.

                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                           TOMMY HILFIGER CORPORATION


                                           By:   /s/ Joseph Scirocco
                                               ---------------------------------
                                               Name:   Joseph Scirocco
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer &
                                                       Treasurer

Date:  February 3, 2005